Commitments and Contingencies - Distributions Earned and Payments Made to Navitus Energy Group (Details) - Navitus - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Navitus Energy Group Distribution Earned
Aurora Net Profits Interests	$ 0	$ 78,963
Proceeds from the Sale of Aurora Assets	0	0
Preferred Distributions Due to Navitus Partners, LLC	0	656,256
Total Distributions Earned By Navitus Energy Group	$ 0	$ 735,219